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                                                                   EXHIBIT 23.3

                         CONSENT OF INDEPENDENT AUDITORS

     We hereby consent to the incorporation by reference in this Registration Statement on Form S-3 of our reports dated March 8, 2004 relating to the financial statements and financial statement schedules, which appear in CenterPoint Properties Trust's Annual Report on Form 10-K for the year ended December 31, 2003. We also consent to the reference to us under the heading "Experts" in such Registration Statement.




Chicago, Illinois                                /s/ PRICEWATERHOUSECOOPERS LLP
March 12, 2004